3rd Quarter Earnings Slides November 1, 2012 Exhibit 99.1

This Presentation includes and references “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, expectations regarding refining margins, revenues, cash flows, capital expenditures, turnaround expenses and other financial items. These statements also relate to our business strategy, goals and expectations concerning our market position, future operations, margins and profitability. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would” and similar terms and phrases to identify forward-looking statements in this Presentation, which speak only as of the date the statements were made. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. Forward Looking Statements 2

4Q 2012 Guidance 3 Pacific Northwest Mid- Pacific Mid- Continent California Throughput (mbpd) 160-170 65-75 120-130 255-265 Manufacturing Cost ($/bbl) $ 3.90 $ 3.70 $ 3.85 $ 5.85 $ in millions, unless noted Corporate/System Refining Depreciation $ 100 Corporate Expense Before Depreciation $ 42 Interest Expense Before Interest Income $ 33

Net Earnings (Loss) 4 345 (124) 56 387 273 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 Net Earnings (Loss) $ in millions 2.39 (0.89) 0.39 2.75 1.92 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 EPS (Diluted) $ per share $ in millions, except per share amounts 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 Refining $ 600 $ (123) $ 191 $ 645 $ 610 Retail 22 27 (4) 74 18 Corporate and Unallocated Costs (25) (59) (53) (38) (122) Interest and Financing Costs1 (38) (37) (36) (35) (66) Other Income (Expense), Net2 3 1 1 (18) (2) Income Tax (Expense) Benefit (210) 73 (37) (235) (158) Less Net Earnings Attributable to Non-Controlling Interest (7) (6) (6) (6) (7) Net Earnings (Loss) Attributable to Tesoro Corporation $ 345 $ (124) $ 56 $ 387 $ 273 EPS (Diluted) $ 2.39 $ (0.89) $ 0.39 $ 2.75 $ 1.92 1 Interest and financing costs include foreign currency gains and losses. 2 Represents net amount of interest income and other income (expense), as reported.

1,322 1,367 612 (58) (189) (144) (176) Beginning Cash EBITDA Working Capital & Other Interest & Tax, Net Capital Expenditures & Turnaround Financing Ending Cash 3Q 2012 Cash Flow 5 $ in millions 1 Reconciliations of EBITDA, a non-GAAP financial measure, to net income and cash flows from operating activities are included in the press release issued on October 31, 2012, which can be found on our website at www.tsocorp.com. 1

Throughput by Refining Region 6 169 155 162 80 100 120 140 160 180 3Q 2011 3Q 2012 Guidance 3Q 2012 Actual MBPD Pacific Northwest 74 80 78 40 50 60 70 80 90 3Q 2011 3Q 2012 Guidance 3Q 2012 Actual MBPD Mid-Pacific 119 125 126 80 90 100 110 120 130 3Q 2011 3Q 2012 Guidance 3Q 2012 Actual MBPD Mid-Continent 247 260 260 80 120 160 200 240 280 3Q 2011 3Q 2012 Guidance 3Q 2012 Actual MBPD California

Manufacturing Cost by Refining Region 3.32 4.65 3.78 1.00 2.00 3.00 4.00 5.00 3Q 2011 3Q 2012 Guidance 3Q 2012 Actual $/bbl Pacific Northwest 2.93 3.20 2.68 - 1.00 2.00 3.00 4.00 3Q 2011 3Q 2012 Guidance 3Q 2012 Actual $/bbl Mid-Pacific 3.33 3.75 3.12 - 1.00 2.00 3.00 4.00 3Q 2011 3Q 2012 Guidance 3Q 2012 Actual $/bbl Mid-Continent 6.51 6.15 5.97 1.00 3.00 5.00 7.00 3Q 2011 3Q 2012 Guidance 3Q 2012 Actual $/bbl California 7

EBITDA represents earnings before interest and financing costs, interest income, income taxes, and depreciation and amortization expense. We present EBITDA because we believe some investors and analysts use EBITDA to help analyze our cash flows including our ability to satisfy principal and interest obligations with respect to our indebtedness and to use cash for other purposes, including capital expenditures. EBTIDA is also used by some investors and analysts to analyze and compare companies on the basis of operating performance and by management for internal analysis and as a component of the fixed charge coverage financial covenant in our credit agreement. EBITDA should not be considered as an alternative to net earnings, earnings before income taxes, cash flows from operating activities or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States of America. EBITDA may not be comparable to similarly titled measures used by other entities. 1 TLLP EBITDA is not representative of Tesoro Consolidated EBITDA as intercompany transactions between TLLP and Tesoro are eliminated upon consolidation. Non-GAAP Financial Measure 8 Projected TLLP Annual EBITDA 1 (In millions) Unaudited Anacortes Rail Unloading Facility Projected net earnings $ 6 Add: Interest and financing costs 10 Add: Depreciation and amortization expense 2 Projected EBITDA $ 18